Exhibit 10.1

SECOND AMENDMENT TO

AMENDED AND RESTATED

EXECUTIVE EMPLOYMENT AGREEMENT

            THIS SECOND AMENDMENT, dated as of June 2, 2010, to Amended and Restated Executive Employment Agreement, dated as of December 31, 2008, between R. Richard Fontaine (“Executive”) and GameStop Corp. (the “Company”), as amended as of April 5, 2010 (such agreement, as previously amended, the “Original Agreement”).  (Defined terms used herein shall have the respective meanings ascribed thereto in the Original Agreement.)

            WHEREAS, Executive has voluntarily agreed to modify his position and duties effective June 2, 2010 and, as of such date, Executive will no longer be Executive Chairman of the Company; and

            WHEREAS, as a result, the Parties desire to modify the Original Agreement as provided below;

            NOW, THEREFORE, the Parties hereby agree that the Original Agreement shall be modified as follows:

1.         Executive’s Position/Duties.  From the date hereof through March 3, 2013, Executive shall be Chairman International of the Company.  For such period, Executive shall perform such duties as designated by the Executive Chairman of the Company.  Executive’s employment with the Company shall automatically terminate effective March 3, 2013, without further notice on the part of either Party, and with no subsequent renewal terms.

2.         Miscellaneous.  Except as modified by this Amendment mutatis mutandis, all terms and conditions set forth in the Original Agreement shall continue to apply and remain unchanged and in full force and effect, and any reference in the Original Agreement to “this Agreement” shall mean the Original Agreement as modified by this Amendment.

[Signature Page Follows]

Exhibit 10.1

            IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first above written.

EXECUTIVE:

/s/ R. Richard Fontaine_____________

R. Richard Fontaine

THE COMPANY:

GAMESTOP CORP.

By: /s/ Daniel A. DeMatteo__________

Name:  Daniel A. DeMatteo

Title:  Executive Chairman